Exhibit 99.4

Peer Group for PSUs to be Granted in FY2012

Adobe Systems

Akamai Technologies

Ansys, Inc.

Autodesk

BMC Software

Cadence Design Systems

Citrix Systems

Compuware

Intuit

Jack Henry & Associates

Micros Systems

NetApp

Nuance Communications

Progress Software

salesforce.com

Tibco Software

Verisign

VMWare